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                                                                   EXHIBIT 10.24
                             LITTON INDUSTRIES, INC.
                           RESTRICTED STOCK AGREEMENT


        THIS AGREEMENT is entered into as of February 15, 1999, by and between Litton Industries, Inc., (the "Company"), and D. Michael Steuert (the "Holder").

                                    RECITALS:

        WHEREAS, the Board of Directors of the Company (the "Board") has agreed to provide for the grant to the Holder of treasury shares of the Company's common stock, par value $1.00 per share ("Stock");

        WHEREAS, such shares shall be subject to the terms and conditions set forth below and shall be in the form of an award of restricted stock (the "Restricted Stock Award") granted in connection with the acceptance of and continued employment with the Company by the Holder; and

        WHEREAS, in consideration of the Restricted Stock Award and other benefits, the Holder is willing to accept the Restricted Stock Award provided in this Agreement and is willing to abide by the obligations imposed on him under this Agreement and the other responsibilities of his position;

        NOW, THEREFORE, in consideration of the mutual benefits hereinafter provided, and each intending to be legally bound, the Company and the Holder hereby agree as follows:

1.      EFFECT OF THE AGREEMENT.

               The Restricted Stock Award shall be subject to the terms and conditions set forth in this Agreement. The Holder shall abide by, and the Restricted Stock Award shall be subject to, all of the provisions of this Agreement.

2.      GRANT.

               The Company hereby grants to the Holder a total of 3,333 shares of Stock (the "Restricted Stock"). This Restricted Stock Award is made as of February 15, 1999 (the "Grant Date").

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3.      VESTING OF RESTRICTED STOCK.

        3.1     SERVICE REQUIREMENT.

                Except as otherwise provided in this Agreement, all of the Restricted Stock granted hereby shall be forfeited by the Holder upon the termination of his Service (as defined below) at any time before the first anniversary of the Grant Date. The Holder shall have no rights with respect to any of the Restricted Stock that has been forfeited, including, without limitation, any right to vote or to receive dividends, if any. Any or all of the Restricted Stock may become free of this risk of forfeiture by "vesting" in accordance of this Agreement. Except in the case of death, disability or a Change of Control of Company, One Thousand One Hundred and Eleven (1,111) shares of Restricted Stock shall vest on the first anniversary of the Grant Date and on each of the next two anniversaries of the Grant Date provided that the Holder is in Service of the Company on each such date. "Service" means the Holder's employment with the Company or a subsidiary of the Company.

        3.2     RESTRICTED PERIOD.

                The period during which any particular portion of the Restricted Stock is subject to forfeiture is the "Restricted Period." During the Restricted Period and prior to the satisfaction of any other restrictions prescribed under this Agreement, the Holder may not sell, transfer, assign, pledge or otherwise encumber or dispose of such portion of the Restricted Stock.

        3.3     DELIVERY OF STOCK AND PAYMENT THEREFOR.

                With respect to the whole or any part of the Restricted Stock, until the applicable Restricted Period expires the Holder will be provided with a copy of the actual Restricted Stock certificate which will contain a restrictive legend referencing this Agreement. Upon the expiration of each Restricted Period, the restrictions applicable to such Restricted Stock shall lapse, and a stock certificate representing a number of shares of Stock equal to the number of shares of Restricted Stock for which the restrictions have lapsed shall be delivered, free of all the restrictions, to the Holder or his beneficiary or estate, as the case may be.

        3.4     DEATH OR DISABILITY.

                If the Holder dies before the end of the Restricted Period, provided the Holder was in the Service of the Company at the time of his death, the Restricted Stock shall fully vest on the date of death and shall be deliverable pursuant to Section 3.3 above to the executors, administrators, legatees or distributees of the Holder's estate. If the Holder's Service with the Company is terminated by reason of the Holder's "permanent and total disability" as determined under the Company's long-term disability plan, the Restricted Stock shall fully vest on the date of the Holder's permanent and total disability.


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        3.5     VESTING IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY.

                Notwithstanding any other provision of the Agreement to the contrary, in the event of a Change in Control any Restricted Stock outstanding as of the date such Change in Control is determined to have occurred shall become fully vested.

                For purposes hereof, a "Change in Control" shall mean the happening of any of the following events:

                (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934 as amended from time to time, and any successor thereto, [the "Exchange Act"]) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of Litton Industries, Inc. (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of Litton Industries, Inc., entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting Securities: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any Person pursuant to a transaction which complies with clauses
(1), (2) and (3) of subsection (iii) hereof; or

                (ii) Individuals who, as of the date hereof constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individuals who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the shareholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

                (iii) Consummation by Litton Industries, Inc., of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of its assets ("Business Combination"); excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting


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from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Litton Industries, Inc., or all or substantially all of its assets either directly or indirectly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Corporation or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Litton Industries, Inc., prior to the Business Combination and
(3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                (iv) The approval of the shareholders thereof of a complete liquidation or dissolution of Litton Industries, Inc.

4.      DIVIDEND AND VOTING RIGHTS.

                Subject to the following provisions, the Holder shall have the right to vote the Restricted Stock and to receive any dividends declared or paid thereon. Any distributions received by the Holder as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. Any dividends paid on the Restricted Stock shall, unless otherwise determined by the Board, be payable in cash but shall be subject to the same conditions and restrictions as the Restricted Stock.

5.      REORGANIZATION.

                Restricted Stock will be subject to the same adjustment, if any, accorded to all other outstanding shares of Stock in the event of (i) any change in the total number of shares of Stock of the Company outstanding or the number or kind of securities into which shares have been changed, (ii) any reorganization or change in the Company's capital structure, or (iii) any other transaction or event having an effect similar to the foregoing.

6.      REQUIREMENTS OF LAW.

                Notwithstanding any other provision of this Agreement, the Company shall not be required to deliver any shares of Stock under this Agreement if the delivery of the shares would constitute a violation by the Holder or by the Company of any provision of any law or regulation of any governmental authority, including, without


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limitation, any federal or state securities laws or regulations. Notwithstanding any other provisions of this Agreement, if at any time the Company shall determine, in its sole discretion, that the listing, registration or qualification of any shares of Stock subject to this Agreement upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the deliver of shares of Stock hereunder, the Restricted Stock shall not vest in whole or in part unless the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Act"), unless a registration statement under the Act is in effect with respect to the shares of Stock covered by this Agreement, the Company shall not be required to deliver the shares of Stock unless the Company has received evidence satisfactory to it that the Holder may acquire the shares of Stock pursuant to an exemption from registration under the Act. These determinations by the Company shall be final, binding and conclusive. Notwithstanding any other provision of this Agreement, as to any jurisdiction that expressly imposes the requirement that the Restricted Stock shall not vest unless and until registered or subject to an available exemption from registration, the vesting of the Restricted Stock (under circumstances in which the laws of the jurisdiction apply) shall be deemed conditional upon the effectiveness of the registration or the availability of the exemption.

7.      TAXES; WITHHOLDING OF TAXES.

        7.1     TAX CONSEQUENCES.

                The Holder understands that the Holder (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability that may arise as a result of the transactions contemplated by this Agreement. The Holder is relying solely on the determination of his tax advisors and or his own determinations, and not on any statements or representations of the Company or any of its agents with regard to all such tax matters. The Holder understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") taxes as ordinary income the difference between the amount, if any, paid for the Restricted Stock and the fair market value of the Restricted Stock as of the date any restrictions thereon lapse. The Holder understands that he may elect to be taxed at the time the shares of Stock are awarded rather than when the Restricted Period terminates or expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the Grant Date and attaching a copy of such election to his 1999 tax return.

                THE HOLDER ACKNOWLEDGES THAT IT IS THE HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER CODE
SECTION 83(b)

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        7.2     WITHHOLDING.

                The Company shall have the right to deduct from payments of any kind otherwise due to the Holder any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other, lapse of restrictions applicable to Restricted Stock. At the time of the vesting or lapse, the Holder shall pay to the Company any amount that the Company may reasonably determine to be necessary to satisfy the legal withholding obligation. Subject to prior approval of the Company, the Holder may elect to satisfy these obligations, in whole or in part, (i) by causing the Company to withhold shares of Stock otherwise deliverable or (ii) by delivering to the Company, shares of Stock already owned by the Holder. The shares of Stock so delivered or withheld shall have a fair market value equal to the withholding obligations. The fair market value of the shares of Stock used to satisfy the withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined based on the average between the high and low trading price for the Stock on such date. If the Holder makes an election pursuant to this Section 7.2, he may satisfy his withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

8.      DISCLAIMER OF RIGHTS.

                No provision in this Agreement shall be construed (i) to confer upon the Holder the right to remain in the Service of the Company or any subsidiary or affiliate of the Company or (ii) to interfere in any way with the right and authority of the Company, either to increase or decrease the compensation of the Holder at any time or to terminate any employment, service or other relationship with the Holder.

9.      INTERPRETATION OF THIS AGREEMENT.

                All determinations, decisions and interpretations made by the Board with regard to any questions or matter arising under this Agreement or the Plan shall be final, binding and conclusive on the Company and the Holder.

10.     GOVERNING LAW.

                This Agreement is executed pursuant to and shall be governed by the laws of Delaware (but not including the choice of any law rules thereof).

11.     SEVERABILITY.

                If any provision of this Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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12.     NO WAIVER.

                The failure or delay of the Company (whether on one or more occasions) to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder (including, without limitation, any right arising from a breach or default by the Holder) shall not be a waiver of the provision, right or privilege, either as to the specific instance(s) of the failure or delay of its enforcement or exercise or as to its future enforcement or exercise.

13.     ENTIRE AGREEMENT.

                This Agreement and all determinations, decisions, actions and interpretations of the Board pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the Restricted Stock Award, and it supersedes all prior oral or written agreements, commitments or understandings.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                           LITTON INDUSTRIES, INC.


                                           By: /s/ Jeanette M. Thomas
                                              ----------------------------------
                                               Jeanette M. Thomas
                                               Vice President and
                                               Secretary

                                           D. Michael Steuert
                                           -------------------------------------
                                           D. Michael Steuert


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                ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
                       IN GROSS INCOME IN YEAR OF TRANSFER
                    UNDER INTERNAL REVENUE CODE SECTION 83(b)

        The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.      THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE UNDERSIGNED
        ARE:

2.      DESCRIPTION OF PROPERTY WITH RESPECT TO WHICH THE ELECTION IS BEING
        MADE:
        _________ shares of Common Stock, par value $1 per share of Litton Industries, Inc.

3.      THE DATE ON WHICH PROPERTY WAS TRANSFERRED IS FEBRUARY___,1999.
        The taxable year to which this election relates is calendar year 1999.

4.      THE NATURE OF THE RESTRICTION(S) TO WHICH THE PROPERTY IS SUBJECT IS:
If, on or before ________, the employment of the taxpayer by Litton Industries, Inc. terminates, other than by reason of taxpayer's death or disability, or a change in control of Litton Industries, Inc., the taxpayer loses his entitlement to the property.

        The property is non-transferable in the taxpayer's hand, by virtue of language to that effect in the applicable restricted stock agreement.

5.      FAIR MARKET VALUE:

        THE FAIR MARKET VALUE AT TIME OF TRANSFER (DETERMINED WITHOUT REGARD TO ANY RESTRICTIONS OTHER THAN RESTRICTIONS WHICH BY THEIR TERMS WILL NEVER LAPSE) OF THE PROPERTY WITH RESPECT TO WHICH THIS ELECTION IS BEING MADE IS $________PER SHARE.

6.      AMOUNT PAID FOR PROPERTY:
        The amount paid by taxpayer for the property is zero.

7.      FURNISHING STATEMENT TO EMPLOYER:
        A copy of this statement has been furnished to Litton Industries, Inc.


Dated:                  ,1999
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